UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2006, providing for the issuance of Asset Backed Pass-Through Certificates, Series 2006-3)
Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-130961-25	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

5.1	Opinion of Thacher Proffitt & Wood LLP dated October 19, 2006, relating to Fremont Home Loan Trust, Series 2006-3

8.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

23.1	Consent of Thacher Proffitt & Wood LLP
(contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2006

FINANCIAL ASSET SECURITIES CORP.

By:  /s/ Ara Balabanian
Name: Ara Balabanian
Title: Vice President

EXHIBIT 5.1